EXHIBIT 10.4

                                  Exhibit 10.4

                             Sub-Servicing Agreement

                                  See attached

                              CAPMARK FINANCE INC.,
                                 Master Servicer


                                       and


                             COLUMN FINANCIAL, INC.,
                                  Sub-Servicer



                             SUB-SERVICING AGREEMENT

                          Dated as of November 1, 2007





              Credit Suisse First Boston Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2007-C5

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms..................................................1


                                   ARTICLE II

                 MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01  Contract for Servicing; Possession of Mortgage Loan
               Documents.....................................................2


                                   ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

Section 3.01  Sub-Servicer to Service........................................2
Section 3.02  Merger or Consolidation of the Sub-Servicer....................9
Section 3.03  Limitation on Liability of the Sub-Servicer and Others........10
Section 3.04  Sub-Servicer's Resignation....................................10
Section 3.05  No Transfer or Assignment of Servicing........................10
Section 3.06  Indemnification...............................................10
Section 3.07  Sub-Servicer Compensation with Respect to the Mortgage
               Loans........................................................11


                                   ARTICLE IV

                                     DEFAULT

Section 4.01  Events of Default.............................................12
Section 4.02  Waiver of Defaults............................................13
Section 4.03  Other Remedies of Master Servicer.............................13


                                    ARTICLE V

                                   TERMINATION

Section 5.01  Termination...................................................14
Section 5.02  Termination of Duties with Respect to Specially Serviced
               Mortgage Loans...............................................14


                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01  Successor to the Sub-Servicer.................................15
Section 6.02  Financial Statements..........................................15
Section 6.03  Closing.......................................................15
Section 6.04  Closing Documents.............................................15
Section 6.05  Notices.......................................................16
Section 6.06  Severability Clause...........................................17
Section 6.07  Counterparts..................................................18
Section 6.08  Governing Law.................................................18
Section 6.09  Protection of Confidential Information........................18
Section 6.10  Intention of the Parties......................................18
Section 6.11  Third Party Beneficiary.......................................18
Section 6.12  Successors and Assigns; Assignment of Agreement...............18
Section 6.13  Waivers.......................................................19
Section 6.14  Exhibits......................................................19
Section 6.15  General Interpretive Principles...............................19
Section 6.16  Complete Agreement............................................19
Section 6.17  Further Agreement.............................................19
Section 6.18  Amendments....................................................19

EXHIBIT A   MORTGAGE LOAN SCHEDULE                                A-1
EXHIBIT B   FORM OF SECRETARY'S CERTIFICATE                       B-1
EXHIBIT C   POOLING AND SERVICING AGREEMENT                       C-1
EXHIBIT D   WIRING INSTRUCTIONS FOR SUB-SERVICER AND CSI          D-1

            This is a Sub-Servicing Agreement (the "Agreement"), dated as of November 1, 2007, by and between CAPMARK FINANCE INC., having an office at 116 Welsh Road, Horsham, Pennsylvania 19044, and its successors and assigns (the "Master Servicer"), and COLUMN FINANCIAL, INC., having an office at 3414 Peachtree Road N.E., Suite 1140, Atlanta, Georgia 30326 (the "Sub-Servicer").

                              W I T N E S S E T H:

            WHEREAS, CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (the "Depositor"), KEYCORP REAL ESTATE CAPITAL MARKETS, INC. (the "KRECM Master Servicer"), the Master Servicer, CENTERLINE SERVICING INC. (the "Special Servicer") and WELLS FARGO BANK, N.A., (the "Trustee") have entered into that certain Pooling and Servicing Agreement dated as of November 1, 2007, as amended, modified and restated from time to time (the "Pooling and Servicing Agreement"), whereby the Master Servicer shall master service certain mortgage loans on behalf of the Trustee;

            WHEREAS, Section 3.22 of the Pooling and Servicing Agreement permits the Master Servicer to enter into agreements with sub-servicers for the sub-servicing of mortgage loans; and

            WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer with respect to certain mortgage loans (the "Mortgage Loans") identified on [Exhibit A] hereto (the "Mortgage Loan Schedule").

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

            "CSI": Centerline Servicing Inc.

            "Mortgage Loans": As defined in the recitals hereto.

            "Mortgage Loan Schedule": As defined in the recitals hereto.

            "Servicing Fee": With respect to the Mortgage Loans, the fee payable pursuant to Section 3.07 of this Agreement.

            "Sub-Servicing Fee Rate": With respect to the Mortgage Loans the rate set forth on the Mortgage Loan Schedule.

                                   ARTICLE II

                  MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

            Section 2.01 Contract for Servicing; Possession of Mortgage Loan Documents.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing Files (including without limitation, any original letter of credit to the extent such letter of credit has been delivered to the Sub-Servicer) or the Mortgage Files in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Servicing Files or the Mortgage Files shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing Files or the Mortgage Files retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the Mortgage Loans by the Trustee. The Sub-Servicer shall release from its custody any Mortgage Files retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement.

                                   ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

            Section 3.01 Sub-Servicer to Service.

            (a) The Sub-Servicer, as an independent contractor, shall service and administer pursuant to this Agreement on behalf of the Master Servicer and the Trustee in the best interests of and for the benefit of the Certificateholders in accordance with any and all applicable laws and the terms of this Agreement and the Mortgage Loans and to the extent consistent with the foregoing with the Servicing Standard under the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer's obligations and rights under this Agreement are expressly limited to the Mortgage Loans set forth in Exhibit A. Without in any way limiting the generality of this Section 3.01(a), the parties hereto hereby acknowledge that, except as otherwise set forth herein, any or all of the Sub-Servicer's obligations hereunder may be performed in the Sub-Servicer's name by CSI.

            (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement incorporated herein pursuant to Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer here under and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.21 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer the Mortgage Loans so long as no such mortgage loan is then a Specially Serviced Mortgage Loan; provided, however, that the Sub-Servicer shall, under instruction from the Special Servicer or the Master Servicer, deliver certain statements and documents reasonably requested by the Special Servicer regarding information held by the Sub-Servicer and continue to cooperate with the Special Servicer by providing reasonably requested information regarding the servicing of any such Specially Serviced Mortgage Loan. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's rights to service Specially Serviced Mortgage Loans. Except as otherwise set forth below, for purposes of this Agreement, references to the Trustee, the Depositor, the Underwriters, the Rating Agencies, and the Certificateholders in the Incorporated Sections shall be deemed to be references to the Master Servicer hereunder and references to the Master Servicer in the Incorporated Sections shall be deemed to be references to the Sub-Servicer hereunder (such modification of the Incorporated Sections shall be referred to herein as the "References Modification").

            (c) The following Sections of the Pooling and Servicing Agreement listed herein and only such Sections, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below (and to avoid any doubt, any modification is limited to its specific terms and the section is otherwise fully incorporated herein without limitation):

                  (1) Sections 3.23, 3.24. The Sub-Servicer makes each of the representations and warranties that are made by the Special Servicer in Section 3.24 of the Pooling and Servicing Agreement, except that reference to "Special Servicer" therein shall be a reference to the Sub-Servicer. The Sub-Servicer is authorized to transact business in each state in which a Mortgaged Property is located, if and to the extent required by applicable law. The Master Servicer makes each of the representations and warranties, other than the representation set forth in Section 3.23 (a)(viii) of the Pooling and Servicing Agreement, that it makes pursuant to Section 3.23 of the Pooling and Servicing Agreement to the Sub-Servicer.

                  (2) Section 3.03(e). The Sub-Servicer shall process any
            requests for releases of Reserve Funds (or draws under any Letter of Credit delivered in lieu of Reserve Funds) with respect to the Mortgage Loans that are Performing Mortgage Loans and then instruct the Master Servicer as to the amount of any related disbursement from the Reserve Account (or, as applicable, the amount of any related draw under such Letter of Credit). The Master Servicer shall make such disbursements from the Reserve Account (or such draw under the applicable Letter of Credit, as the case may be) at the direction of the Sub-Servicer within three Business Days following receipt of notice from the Sub-Servicer, unless the Master Servicer has determined that such disbursement is not in accordance with the Servicing Standard; provided that the Master Servicer shall be entitled to conclusively rely on the determination of the Sub-Servicer as to such release requests; provided, further, the Master Servicer shall not release any Earn-Out Reserve Funds, or return any related Letter of Credit delivered in lieu of Earn-Out Reserve Funds, without providing notice to the Special Servicer in accordance with Section 3.03(e) of the Pooling and Servicing Agreement.

                  (3) Section 3.07(d). In lieu of the Freddie Mac, Fannie Mae or
            HUD requirements with respect to the fidelity bond and insurance policies described in Section 3.07(d) of the Pooling and Servicing Agreement, the Sub-Servicer shall cause CSI to maintain CSI's current insurance policies and fidelity bonds without any reduction in coverages or amounts and as otherwise is consistent with this Agreement. The fidelity bond and insurance policies required hereunder shall also name the Master Servicer as additional insured and loss payee; the Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear prior to the Sub-Servicer's obligation to provide any certificate of insurance. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing fidelity bond and insurance coverage required hereunder on or before March 31 of each year, beginning March 31, 2008.

                  (4) Section 3.08. With respect to the Mortgage Loans, the
            Sub-Servicer shall neither approve nor consent to an assumption of any of the Mortgage Loans or a transfer of interest in the Mortgagor nor waive any restrictions contained in the Mortgage on transfer of an interest in the Mortgaged Property or Mortgagor or on subordinate financing, without the prior written consent of the Special Servicer. The Sub-Servicer shall process all assumption or transfer of interest requests or subordinate financing requests and then forward to the Special Servicer (with a copy to the Master Servicer) its recommendation, along with any information in the possession of the Sub-Servicer reasonably requested by the Special Servicer in analysis of such requests. Any assumption fees, transfer of interest fees and any other fees or charges (other than application fees) relating to an assumption or transfer of interest request with respect to the Mortgage Loans shall be assessed by the Sub-Servicer and paid as follows: 50% to the Special Servicer, 25% to the Master Servicer and 25% to the Sub-Servicer. The Sub-Servicer shall be entitled to 100% of any application fees relating to an assumption or transfer of interest request with respect to the Mortgage Loans.

                  (5) Section 3.11. Section 3.11 of the Pooling and Servicing
            Agreement is not incorporated herein. The sole compensation payable to the Sub-Servicer with respect to the Mortgage Loans is set forth in Section 3.07 of this Agreement and, as applicable, under Section 3.01(c)(4), Section 3.01(c)(9) and Section 3.01(c)(10) with respect to fees and charges relating to assumption, transfer of interest, defeasance, modification, waiver and/or amendment requests with respect to the Mortgage Loans.

                  (6) Sections 3.12(a) and (b). With respect to the Mortgage
            Loans, the Sub-Servicer shall not prepare any report referred to in the Pooling and Servicing Agreement or complete any operating statements or rent rolls in respect of the related Mortgaged Properties, except that the Sub-Servicer shall complete all inspection reports and shall promptly (but in no event later than twenty (20) days after the related inspection or collection, as applicable) forward to the Master Servicer an electronic copy of all photographs included therein and all operating statements, rent rolls and other period financial statements collected by the Sub-Servicer. The Sub-Servicer will afford the Master Servicer reasonable cooperation with respect to any report that the Sub-Servicer prepares or receives in connection with Section 3.12(a) and Section 3.12(b) of the Pooling and Servicing Agreement, by providing such information as the Master Servicer may reasonably request in connection with the Master Servicer's responsibilities in
            Section 3.12(a) and Section 3.12(b) of the Pooling and Servicing Agreement. The Sub-Servicer shall (at its own expense) at all times use diligent, commercially reasonable efforts to obtain and deliver to the Master Servicer within five (5) Business Days of receipt by the Sub-Servicer, the annual and quarterly operating statements, rent rolls and other related period financial statements required to be delivered by the Mortgagor pursuant to the terms of the loan documents for the Mortgage Loans.

                  (7) Section 3.15. With respect to the Mortgage Loans serviced hereunder, the Sub-Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.15 and Section
            6.05 of the Pooling and Servicing Agreement as if the Sub-Servicer were the Master Servicer thereunder; provided, however, that the Sub-Servicer shall not be required to make available information or reports prepared by or entered into by the Special Servicer to the extent such information and reports are not in the possession of the Sub-Servicer. Upon reasonable prior notice, the Sub-Servicer shall provide to the Master Servicer, during normal business hours, access to its books and records related to the servicing of the Mortgage Loans serviced hereunder (including, at the option of the Master Servicer, an on-site review).

                  (8) Section 3.19(a). Section 3.19(a) of the Pooling and
            Servicing Agreement is not incorporated herein. To the extent that the Sub-Servicer receives any Principal Prepayments (including any Insurance Proceeds or Condemnation Proceeds) in respect of any Mortgage Loans that are Performing Mortgage Loans, the Sub-Servicer shall forward such amounts to the Master Servicer within two Business Days of receipt by the Sub-Servicer.

                  (9) Section 3.19(f). With respect to the Mortgage Loans
            serviced hereunder, the Sub-Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.19(f) of the Pooling and Servicing Agreement as if the Sub-Servicer were the Master Servicer thereunder. The Sub-Servicer shall promptly notify the Master Servicer upon satisfaction of the requirements of Section 3.19(f) of the Pooling and Servicing Agreement. Any defeasance fees with respect to the Mortgage Loans shall be assessed by the Sub-Servicer and paid as follows: 50% to the Master Servicer and 50% to the Sub-Servicer.

                  (10) Section 3.20. With respect to the Mortgage Loans, the
            Sub-Servicer shall neither approve nor consent to a modification, waiver or amendment of any term of a Mortgage Loan (other than as set forth in Section 3.01(c)(4) of this Agreement and other than with respect to those actions specified in Section 3.20(g) of the Pooling and Servicing Agreement) nor waive any restrictions contained in the Mortgage on such modifications, waivers or amendments, without the prior written consent of the Special Servicer. The Sub-Servicer shall process all requests for modifications, waivers or amendments with respect to the Mortgage Loans and then forward to the Special Servicer (with a copy to the Master Servicer) its recommendation, along with any information in the possession of the Sub-Servicer reasonably requested by the Special Servicer in analysis of such requests. Any fees relating to requests for modifications, waivers or amendments with respect to the Mortgage Loans shall be assessed by the Sub-Servicer and paid as follows: 50% to the Special Servicer, 25% to the Master Servicer and 25% to the Sub-Servicer.

                  (11) Section 3.21(a). The Sub-Servicer shall promptly notify the Master Servicer of any event or circumstance, of which the Sub-Servicer becomes aware, that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to the Mortgage Loans; provided, however, that in no event shall the Sub-Servicer be under any obligation to perform calculations or to monitor financial covenants with respect to the Mortgage Loans for the purposes of determining the existence of any such event or circumstance. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer or the Special Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such mortgage loan shall resume.

                  (12) Section 3.22. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of
            Section 3.22. Each and every one of the terms and conditions of
            Section 3.22 shall be enforceable against the Sub-Servicer in accordance with the terms thereof and each requirement for the Sub-Servicing Agreement set forth in Section 3.22 is hereby incorporated into the Agreement. In addition, the parties hereto hereby acknowledge that the Sub-Servicer has retained CSI to sub-service the Mortgage Loans. Subject to Section 3.22 of the Pooling and Servicing Agreement, the Sub-Servicer may not transfer sub-servicing of the Mortgage Loans to an entity other CSI without the consent of the Master Servicer, whose consent shall not be unreasonably withheld.

                  (13) Section 12.01. To the extent applicable to the
            Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c), the Sub-Servicer shall provide (and shall cause CSI to provide) any and all good faith cooperation to the Depositor to enable it to comply with Regulation AB.

                  (14) Section 12.03. Section 12.03 is incorporated in its
            entirety to the extent applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c).

                  (15) Section 12.05 is incorporated herein in its entirety to the extent applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c).

                  (16) Section 12.06 is incorporated herein. To the extent
            applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c), the Sub-Servicer shall fulfill (and shall cause CSI to fulfill) all of the obligations of the Master Servicer under Section 12.06 of the Pooling and Servicing Agreement (including, without limitation, the preparation of the Additional Form 10-D Disclosure). The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer copies of any items prepared by the Sub-Servicer (or by CSI, as the case may be) pursuant to Section 12.06 of the Pooling and Servicing Agreement no later than five Business Days prior to the date when such items are required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (17) Section 12.07 is incorporated herein. To the extent
            applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c), the Sub-Servicer shall provide (and shall cause CSI to provide) to the Trust all the reports required of an Additional Servicer under Section 12.07 of the Pooling and Servicing Agreement. To the extent that the Sub-Servicer (or CSI) is aware of any information that would constitute Additional Form 10-K Disclosure, the Sub-Servicer shall provide (and shall cause CSI to provide, as applicable) such information to the Trustee and the Depositor within the timeframe that the Master Servicer is required to provide such information to the Trust under the Pooling and Servicing Agreement. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer copies of any items prepared by the Sub-Servicer (or by CSI, as the case may be) pursuant to
            Section 12.07 of the Pooling and Servicing Agreement no later than five Business Days prior to the date when such items are required to be provided to the Trust under the Pooling and Servicing Agreement. The Sub-Servicer hereby acknowledges that the purpose of Section
            12.07 of the Pooling and Servicing Agreement is to facilitate the compliance by the Depositor with Regulation AB.

                  (18) Section 12.08 is incorporated herein. To the extent
            applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c) (and regardless of whether the Sub-Servicer or CSI, as the case may be, meets the criteria set forth in the definition of "Servicing Function Participant" under the Pooling and Servicing Agreement), the Sub-Servicer shall provide (and shall cause CSI to provide) to the Trust a Performance Certification in the form set forth on Exhibit M-3 to the Pooling and Servicing Agreement within the timeframe set forth under the Pooling and Servicing Agreement. This certification may be relied upon by the Trustee and the Depositor in performing their respective obligations under Section 12.08 of the Pooling and Servicing Agreement but may not be otherwise used, circulated, or relied upon by any person other than the Trustee or the Depositor; provided that the Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer a copy of such Performance Certification no later than five Business Days prior to the date when such certification is required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (19) Section 12.09 is incorporated herein. To the extent
            applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c), the Sub-Servicer shall fulfill (and shall cause CSI to fulfill) all of the obligations of the Master Servicer under Section 12.09 of the Pooling and Servicing Agreement (including, without limitation, the preparation of the Form 8-K Disclosure Information with respect to any Reportable Event). The Sub-Servicer shall notify the parties to the Pooling and Servicing Agreement of any Reportable Event within the timeframe set forth in
            Section 12.09 of the Pooling and Servicing Agreement. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer copies of any items prepared by the Sub-Servicer (or by CSI, as the case may be) pursuant to Section 12.09 of the Pooling and Servicing Agreement no later than five Business Days prior to the date when such items are required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (20) Section 12.10(b) is incorporated herein. To the extent applicable to the Sub-Servicer's duties and responsibilities set forth in this Section 3.01(c), the Sub-Servicer shall provide any and all good faith cooperation to the Trustee and the Depositor to enable the Depositor to satisfy its Exchange Act reporting obligations in respect of the Trust.

                  (21) Section 12.11 is incorporated herein. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Trust an Officer's Certificate containing the certifications required of an Additional Servicer under Section 12.11 of the Pooling and Servicing Agreement. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer copies of any such Officer's Certificate prepared by the Sub-Servicer (or by CSI, as the case may be) pursuant to Section 12.11 of the Pooling and Servicing Agreement no later than five Business Days prior to the date when such Officer's Certificate is required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (22) Section 12.12 is incorporated herein. The Sub-Servicer shall provide (and shall cause CSI to provide) to all parties specified in Section 12.12 of the Pooling and Servicing Agreement the reports required of Servicing Function Participant under Section
            12.12 of the Pooling and Servicing Agreement (regardless of whether the Sub-Servicer or CSI, as the case may be, meets the criteria set forth in the definition of "Servicing Function Participant" under the Pooling and Servicing Agreement) within the timeframe set forth under the Pooling and Servicing Agreement. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer copies of any reports prepared by the Sub-Servicer (or by CSI, as the case may be) pursuant to Section 12.12 of the Pooling and Servicing Agreement no later than five Business Days prior to the date when such reports are required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (23) Section 12.13 is incorporated herein. The Sub-Servicer shall deliver (and shall cause CSI to deliver) the annual independent public accountants' attestation referenced in Section
            12.13 of the Pooling and Servicing Agreement (regardless of whether the Sub-Servicer or CSI, as the case may be, meets the criteria set forth in the definition of "Servicing Function Participant" under the Pooling and Servicing Agreement) within the timeframe that such attestation is required to be delivered to the Trustee and the Depositor under the Pooling and Servicing Agreement. The Sub-Servicer shall provide (and shall cause CSI to provide) to the Master Servicer a copy of such attestation no later than five Business Days prior to the date when such attestation is required to be provided to the Trust under the Pooling and Servicing Agreement.

                  (24) Section 12.14 is incorporated herein. References to the
            Servicing Function Participant shall be references to the Sub-Servicer (and, to the extent applicable to CSI's performance of the Sub-Servicer's duties hereunder, to CSI). References to each of the Trustee, the Master Servicer and the Special Servicer shall remain a reference to each such party.

            Section 3.02 Merger or Consolidation of the Sub-Servicer.

            The Sub-Servicer shall keep in full effect its existence, rights and franchises as a duly formed business entity formed under the laws of the state of its organization.

            Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a company whose business includes the servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Property it is to service is situated if and to the extent required by applicable law, (ii) must be acceptable to the Master Servicer (in its reasonable discretion), and (iii) shall assume in writing the obligations of the Sub-Servicer under this Agreement.

            Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

            Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or as set forth in any writing from the Master Servicer, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against liability to the Master Servicer under Section 3.06, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind that appears on its face to be properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and, unless it is specifically required to bear the costs of such legal action or, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Master Servicer will be liable and the Sub-Servicer shall be entitled to be reimbursed therefor from the Master Servicer upon written demand.

            Section 3.04 Sub-Servicer's Resignation.

            The Sub-Servicer may resign from the obligations and duties hereby imposed on it at any time with thirty (30) days' written notice to the Master Servicer.

            Section 3.05 No Transfer or Assignment of Servicing.

            With respect to the responsibility of the Sub-Servicer to service Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the adequacy of the Sub-Servicer's servicing program, its integrity, financial standing and reputation and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the parties hereto hereby acknowledge that, except as otherwise set forth herein, any or all of the Sub-Servicer's obligations hereunder may be performed in the Sub-Servicer's name by CSI and that the Sub-Servicer shall neither assign nor transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof to any party other than CSI without the prior written approval of the Master Servicer (which approval shall not be unreasonably withheld or delayed).

            Section 3.06 Indemnification.

            Notwithstanding the provisions of Section 3.03, the Master Servicer and any director, officer, agent or employee of the Master Servicer shall be indemnified and held harmless by the Sub-Servicer against any loss, liability or expense in connection with any legal action incurred (i) by reason of either the Sub-Servicer's or CSI's willful misconduct, bad faith or negligence in the performance of or reckless disregard of the Sub-Servicer's duties hereunder or
(ii) by reason of any breach by the Sub-Servicer or CSI of any representation, warranty, covenant or agreement made by the Sub-Servicer herein.

            The Sub-Servicer and any director, officer, employee or agent of the Sub-Servicer shall be indemnified and held harmless by the Master Servicer against any loss, liability or expense in connection with any legal action incurred (i) by reason of the Master Servicer's willful misconduct, bad faith or negligence in the performance of or reckless disregard of its duties hereunder or (ii) by reason of any breach of any representation, warranty, covenant or agreement made by the Master Servicer herein; provided that the Master Servicer shall have no liability to the Sub-Servicer for any action taken at the direction of the Sub-Servicer (or for refraining, in good faith, from the taking of any such action) in accordance with Section 3.01(c)(2). The Master Servicer agrees to use reasonable efforts to pursue the Trust Fund for indemnification against any loss, liability or expense incurred by a Sub-Servicer in connection with the performance of the Sub-Servicer's duties and obligations under this Agreement as to which the Pooling and Servicing Agreement grants to the Master Servicer a right to indemnification from the Trust Fund, and the Sub-Servicer shall be entitled to any such sums actually received by the Master Servicer.

            Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to the liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice.

            This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

            Section 3.07 Sub-Servicer Compensation with Respect to the Mortgage Loans.

            The Sub-Servicer shall be entitled to a Sub-Servicing Fee with respect to each Mortgage Loan in an amount equal to the product of (i) the Sub-Servicing Fee Rate, on a per annum basis and (ii) the outstanding principal balance of the related Mortgage Loan; provided, however, that any such fee shall be payable only to the extent that collections of interest on the Mortgage Loan is sufficient to cover the Sub-Servicing Fee.

            The related Sub-Servicing Fee shall be payable on the Servicer Remittance Date from monthly payments from the related Borrower and shall include a report indicating (i) the then outstanding principal balance of the related Mortgage Loan, (ii) the loan paid to date, (iii) the principal and interest payment received by the Master Servicer on the related Mortgage Loan and (iv) the amount of the related Sub-Servicing Fee.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Events of Default.

            "Event of Default," wherever used herein, unless the context otherwise requires, means any one of the following events:

            (a) any failure on the part of the Sub-Servicer to (1) observe or perform its obligations and duties with respect to a Mortgage Loan in strict accordance with Section 3.01(c) of this Agreement which continue unremedied for a period of five (5) days after the date on which notice of breach, requiring the same to be remedied, shall be given to the Sub-Servicer by the Master Servicer, or (2) in any way comply with Section 3.01(c)(13) through Section 3.01(c)(24) of this Agreement, provided that such failure was during the period when the Trust Fund was subject to the reporting requirements of the Exchange Act; or

            (b) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 2.06(a) of the Pooling and Servicing Agreement as modified by Section 3.01(c)(1) of this Agreement which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (c) an event of default with respect to the Master Servicer under
Section 7.01 of the Pooling and Servicing Agreement, which event of default occurred as a direct result of the failure of the Sub-Servicer to perform any obligation hereunder; or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (e) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

            (f) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (g) the Sub-Servicer receives actual knowledge that (1) a Rating Agency has qualified, downgraded or withdrawn its rating or ratings on one or more Classes of Certificates, or (2) that a Rating Agency has placed one or more Classes of Certificates on "rating watch negative" in contemplation of a rating downgrade or withdrawal (and such "rating watch negative" placement shall not have been withdrawn by such Rating Agency within sixty (60) days of the date the Sub-Servicer obtained such actual knowledge), in the case of either of clauses
(1) or (2), citing servicing concerns with the Sub-Servicer or CSI as the sole or material factor in such action; or

            (h) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder, except as permitted by this Agreement.

            If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied within any applicable cure period, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as sub-servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this Section, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder. All accrued and unpaid Sub-Servicing Fees as of the date of termination shall be paid to the Sub-Servicer.

            Section 4.02 Waiver of Defaults.

            The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            Section 4.03 Other Remedies of Master Servicer.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

            Section 5.01 Termination.

            Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee) (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) at the option of any purchaser of the Mortgage Loans pursuant to the Pooling and Servicing Agreement; or (iv) upon termination of the Pooling and Servicing Agreement. Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement and Sub-Servicer shall be paid all accrued and outstanding Sub-Servicing Fees as of the date of termination.

            Section 5.02 Termination of Duties with Respect to Specially Serviced Mortgage Loans.

            At such time as any of the Mortgage Loans becomes a Specially Serviced Mortgage Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Mortgage Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease; provided, however, that although duties of the Sub-Servicer shall terminate to the extent transferred to the Special Servicer, the Sub-Servicer shall retain the Mortgage Loan on its computer system so long as the Mortgage Loan is a Specially Serviced Mortgage Loan. If a Mortgage Loan is retained on the computer systems of the Sub-Servicer, the Mortgage Loan shall be subject to the rights of the Special Servicer while the Mortgage Loan is a Specially Serviced Mortgage Loan. In addition, the Sub-Servicer shall continue to perform all of its duties hereunder with respect to a Specially Serviced Mortgage Loan that are not required to be performed by the Special Servicer pursuant to the Pooling and Servicing Agreement. If a Specially Serviced Mortgage Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Mortgage Loan pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

            Section 6.01 Successor to the Sub-Servicer.

            Prior to termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01 or 5.01 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.

            Section 6.02 Financial Statements.

            The Sub-Servicer shall, upon request, deliver to the Master Servicer its most recent financial statements and, upon the request of the Master Servicer, make available such other records relevant to the performance of the Sub-Servicer's obligations hereunder as may be reasonably requested by the Master Servicer to the extent required to enable the Master Servicer to fulfill its related obligations under the Pooling and Servicing Agreement.

            Section 6.03 Closing.

            The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. At the Master Servicer's option, the closing shall be either by telephone, confirmed by letter or electronic transmission as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

            Section 6.04 Closing Documents.

            The Closing Documents shall consist of all of the following documents:

            (a)   to be provided by the Sub-Servicer and CSI:

                  (1) this Agreement executed by the Sub-Servicer and
            acknowledged by CSI;

                  (2) a Secretary's Certificate of the Sub-Servicer and a
            Secretary's Certificate of CSI, in each case dated the Closing Date and substantially in the form of Exhibit B hereto, including all attachments thereto;

                  (3) wiring instructions as indicated on Exhibit D for the
            Sub-Servicer and CSI; and

            (b)   to be provided by the Master Servicer:

                  (1) this Agreement executed by the Master Servicer;

                  (2) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

                  (3) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

            Section 6.05 Notices.

            All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

            (i)   if to the Master Servicer:

            Capmark Finance Inc.
            116 Welsh Road
            Horsham, Pennsylvania 19044

            Attention:  Managing Director, Servicing Operations, re: Credit
                        Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2007-C5
            Telecopy No.: (215) 328-3478

            with a copy to:

            Capmark Finance Inc.
            116 Welsh Road
            Horsham, Pennsylvania 19044
            Attention: Law Department

            and

            (ii)  if to the Sub-Servicer:

            Column Financial, Inc.
            11 Madison Avenue
            5th Floor
            New York, New York 10010
            Attention: Larry Goland
            Attention: George Winckler

            and

            Column Financial, Inc.
            3414 Peachtree Road N.E.
            Suite 1140
            Atlanta, Georgia 30326
            Attention: Bob Barnes

            with copies to:

            Casey McCutcheon, Esq.
            Legal & Compliance Department
            Telecopy No.: (917) 326-8433

            and

            Cadwalader, Wickersham & Taft LLP
            One World Financial Center
            New York, New York  10281
            Attention: Patrick T. Quinn

            and

            (iii) if to CSI:

            Centerline Servicing Inc.
            5221 N. O'Connor Blvd.
            Suite 600
            Irving, Texas 75039
            Attention: John Lloyd

            with a copy to:

            Centerline Servicing Inc.
            5221 N. O'Connor Blvd.
            Suite 600
            Irving, Texas 75039
            Attention: Jenna Unell

or such other address as may hereafter be furnished to the other party by like notice.

            Section 6.06 Severability Clause.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to the Mortgage Loans shall not invalidate or render unenforceable such provision in any other jurisdiction. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 6.07 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 6.08 Governing Law.

            In order to, among other things, conform to the governing law provision of the Pooling and Servicing Agreement, this Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

            Section 6.09 Protection of Confidential Information.

            The Sub-Servicer shall keep confidential and shall not divulge to any party other than CSI, the Master Servicer, the Depositor, the Special Servicer or the Trustee, without the Master Servicer's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

            Section 6.10 Intention of the Parties.

            It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

            Section 6.11 Third Party Beneficiary.

            Each of the Depositor and the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement; provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust Fund, any successor Master Servicer, or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom.

            Section 6.12 Successors and Assigns; Assignment of Agreement.

            This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement, the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement.

            Section 6.13 Waivers.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            Section 6.14 Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 6.15 General Interpretive Principles.

            The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 6.16 Complete Agreement.

            This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            Section 6.17 Further Agreement.

            The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 6.18 Amendments.

            This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       COLUMN FINANCIAL, INC.


                                       By: /s/ Jeffrey A. Altabef
                                          --------------------------------------
                                          Name: Jeffrey A. Altabef
                                          Title: Vice President


                                       CAPMARK FINANCE INC.


                                       By: /s/ Jillian M. Brittin
                                          --------------------------------------
                                          Name: Jillian M. Brittin
                                          Title: Vice President




Acknowledged and agreed:

CENTERLINE SERVICING, INC.


By: /s/ Paul Smyth
   -------------------------------
   Name: Paul Smyth
   Title: President and COO

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                               SUB-SERVICING FEE
                                                                     RATE
 LOAN #        PROPERTY NAME            CUT-OFF BALANCE        (BASIS POINTS)
--------------------------------------------------------------------------------
   6     Allanza at the Lakes                $85,000,000.00             0.0125%
   30    Breton Mill Apartments              $20,000,000.00             0.0125%
   34    Summit Plaza Shopping Center        $18,660,000.00             0.0125%
   41    Hidden Lake Apartments              $13,500,000.00             0.0125%
   45    Champion Oaks Apartments            $12,500,000.00             0.0125%
   52    Durango Town Center                 $10,200,000.00             0.0125%
   59    Laurel Avenue Development            $9,700,000.00             0.0000%
   65    Mustang Crossing                     $9,250,000.00             0.0125%
   75    Giant Eagle Plaza                    $8,070,000.00             0.0125%
   85    Palmer Crossing - Parcel B           $7,074,000.00             0.0125%
   91    Kmart Chicago                        $6,596,009.88             0.0125%
   92    Wickersham Green Apartments          $6,425,000.00             0.0125%
  106    Weeksville Crossing                  $5,200,000.00             0.0000%
  107    Centre at Eagle's Nest               $5,074,000.00             0.0125%
  114    Holcomb Bridge Business Center       $4,800,000.00             0.0125%
         Bayview Tower Office
  121    Building                             $4,360,000.00             0.0125%
  124    Country Inn Stafford                 $4,224,676.64             0.0125%
  136    Masonic Temple Building              $3,500,000.00             0.0125%
  142    The Gallery Apartments               $3,230,000.00             0.0125%
  146    Cedar Ridge Crossing                 $3,143,000.00             0.0125%
  157    Costco & North Fork Bank             $2,660,000.00             0.0125%
  158    Centre Stage at High Point           $2,567,052.55             0.0125%
         Bear Grounds I & II
  171    Apartments                           $2,089,652.82             0.0125%
  179    Avery Building                       $1,845,849.97             0.0125%
  182    Loveland Crossing                    $1,651,426.39             0.0125%

                                    EXHIBIT B

                         FORM OF SECRETARY'S CERTIFICATE

            I, ______________________________, hereby certify that I am the duly elected __________________________ of [Column Financial, Inc.][Centerline Servicing Inc.] (the "Sub-Servicer"), a corporation organized under the laws of Delaware and further as follows:

            1. Attached hereto as Exhibit A is a full, true and accurate copy of the Sub-Servicer's Certificate of Incorporation. The Certificate of Incorporation is in full force and effect as of the date hereof and, to the best of my knowledge no action has been taken or contemplated looking toward any such amendment.

            2. Attached hereto as Exhibit B is a full, true and accurate copy of the By-laws of the Sub-Servicer as in effect on _______________, and at all times subsequent thereto.

            3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Sub-Servicer, dated as of _____, 200__, and no event has occurred since the date thereof which would impair such standing.

            4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the Resolution adopted by the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver, among other documents, the Sub-Servicing Agreement, dated as of _________, 200__ (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and Capmark Finance Inc. and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since ________________.

            5. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _____________________________     By: ________________________________
                                             Name:
                                             Title: [Assistant] Secretary

                                    EXHIBIT 5
                                       to
                     Sub-Servicer's Secretary's Certificate

           Name                       Title                    Signature
           ----                       -----                    ---------

                                    EXHIBIT C

                         POOLING AND SERVICING AGREEMENT

                                 SEE EXHIBIT 4.1

                                    EXHIBIT D

                  WIRING INSTRUCTIONS FOR SUB-SERVICER AND CSI



                  Bank Name:            JPMorgan Chase Bank

                  ABA Number:           021-000-021

              Bank Account Name:        Centerline Servicing Operating

               Account Number:          8806361547

                  Reference:            CSFB 2007-C5 Sub Servicer Fees